UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 31, 2024

EASTERN BANKSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-39610	84-4199750
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification Number)

125 High Street
Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 897-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities	registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EBC	Nasdaq Global Select Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 31, 2024, the Board of Directors (the “Board”) of Eastern Bankshares, Inc. (the “Company”), accepted letters of resignation from Paul M. Connolly and Paul D. Spiess, who resigned from their positions both as members of the Board and as members of the Board of Directors of the Company’s wholly owned subsidiary Eastern Bank in accordance with the mandatory age limitations for members of the Board set forth in the Company’s Corporate Governance Guidelines. In connection with their resignation from the Board, neither Mr. Connolly nor Mr. Spiess expressed any disagreement with the Company on any matter relating to its operations, policies, or practices.

Mr. Connolly, who had been a director of Eastern Bank since 2011, served on the Audit and Nominating and Governance Committees of the Board immediately prior to his resignation.

Mr. Spiess, who had been a director of Eastern Bank since 2014, served on the Audit, Compensation and Human Capital Management and Risk Management Committees of the Board immediately prior to his resignation.

Robert F. Rivers, Chair of the Board and Executive Chair of the Company, stated, “We are very grateful for the many contributions Paul Connolly and Paul Speiss have made to our Company, particularly over the past five years of extraordinary transformation. Paul Connolly brought to Eastern 36 years of experience in banking operations, payment systems and regulatory oversight upon his retirement as the First Vice President and Chief Operating Officer at the Federal Reserve Bank of Boston; while Paul Speiss brought decades of community banking and financial services expertise within the New Hampshire market, including as former Chairman of the Board of Centrix Bank and Trust, which merged with Eastern in 2014. We wish them both the very best in retirement.”

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are included with this Report:

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EASTERN BANKSHARES, INC.

	By:	/s/ David Rosato
DATE: January 7, 2025	Name:	David Rosato
	Title:	Chief Financial Officer